VERTEX ENERGY, INC. 8-K

Exhibit 99.1

MOR Notes
In re: Vertex Energy, Inc., et al	Case No. (Jointly Administered): 24-90507
Reporting Date: 9/25/2024 – 9/30/2024

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

)
In re:	)	Chapter 11
VERTEX ENERGY, INC., et al.,[1]	)
	)	Case No. 24-90507 (CML)
)
Debtors.	)	(Jointly Administered)
)

NOTES TO MONTHLY OPERATING REPORT—PERIOD FROM
SEPTEMBER 25, 2024, THROUGH AND INCLUDING SEPTEMBER 30, 2024

General

On September 24, 2024 (the “Petition Date”), the debtors and debtors in possession listed in the table below, (collectively, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (Houston Division) (the “Bankruptcy Court”). These chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Bankruptcy Rule 1015(b) [Docket No. 39]. These chapter 11 cases are being jointly administered under Case No. 24-90507 (CML). The Debtors are operating their businesses and managing their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On October 8, 2024, the United States Trustee for the Southern District of Texas (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102 of the Bankruptcy Code [Docket No. 151] (the “Committee”). No request for the appointment of a trustee or examiner has been made in these chapter 11 cases.

The monthly operating report (the “MOR”) includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Vertex Energy Operating, LLC	24-90506
Vertex Energy, Inc.	24-90507
Bango Oil LLC	24-90508
Cedar Marine Terminals, LP	24-90509
Crossroad Carriers, L.P.	24-90510
Crystal Energy, LLC	24-90511
H&H Oil, L.P.	24-90512
HPRM LLC	24-90513

[1]	A complete list of each of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ claims and noticing agent at https://www.veritaglobal.net/vertex. The location of Debtor Vertex Energy, Inc.’s corporate headquarters and the Debtors’ service address in these chapter 11 cases is 1331 Gemini Street, Suite 250, Houston, Texas 77058.

MOR Notes
In re: Vertex Energy, Inc., et al	Case No. (Jointly Administered): 24-90507
Reporting Date: 9/25/2024 – 9/30/2024

Debtor	Case Number
Tensile-Heartland Acquisition Corporation	24-90514
Tensile-Myrtle Grove Acquisition Corporation	24-90515
Vertex Acquisition Sub, LLC	24-90516
Vertex Recovery, L.P.	24-90517
Vertex Marine Fuel Services LLC	24-90518
Vertex Merger Sub, LLC	24-90519
Vertex Recovery Management, LLC	24-90520
Vertex II GP, LLC	24-90521
Vertex Refining Alabama LLC	24-90522
Vertex Refining LA, LLC	24-90523
Vertex Refining Myrtle Grove LLC	24-90524
Vertex Refining NV, LLC	24-90525
Vertex Refining Texas LLC	24-90526
Vertex Renewables Alabama LLC	24-90527
Vertex Renewables, LLC	24-90528
Vertex Splitter Corporation	24-90529

The following notes and statements and limitations should be referred to, and referenced in connection with, any review of the MOR.

1.	General Methodology and Basis of Presentation:

The Debtors are filing this MOR solely for purposes of complying with the monthly operating requirements of the Debtors’ chapter 11 cases. For financial reporting purposes, prior to the Petition Date, the Debtors and their non-Debtor affiliate ordinarily prepared consolidated financial statements. The MOR does not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) or any other generally accepted accounting principles of foreign jurisdictions, as applicable, nor is it intended to fully reconcile the financial statements prepared by the Debtors. Unlike the consolidated financial statements, the MOR reflects the assets and liabilities of each separate Debtor, except where otherwise indicated. Accordingly, the totals listed in the MOR will likely differ, at times materially, from the consolidated financial reports prepared by the Debtors for financial reporting purposes or otherwise.

The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future.

Totals and Subtotals may not foot because of rounding. This applies to all MOR schedules.

MOR Notes
In re: Vertex Energy, Inc., et al	Case No. (Jointly Administered): 24-90507
Reporting Date: 9/25/2024 – 9/30/2024

The following fourteen (14) entities are the only Debtors that have current operations:

●	Vertex Energy, Inc.

●	Vertex Refining Alabama LLC

●	Vertex Renewables Alabama LLC

●	Vertex Refining Myrtle Grove LLC

●	Vertex Marine Fuel Services LLC

●	Crystal Energy, LLC

●	Vertex Refining LA, LLC

●	Vertex Refining Texas LLC

●	Cedar Marine Terminals, LP

●	Crossroad Carriers, L.P.

●	Vertex Recovery, L.P.

●	H&H Oil, L.P.

●	Vertex Recovery Management, LLC

●	Vertex Energy Operating, LLC

The remaining ten (10) Debtors entities are holding companies, which do not have any activity in the Debtors’ current business operations.

The Debtors maintain their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that were available at the time of such preparation. Although the Debtors have made commercially reasonable efforts to ensure the accuracy and completeness of the MOR and to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein, subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors and their directors, managers, officers, agents, attorneys, and advisors expressly do not undertake any obligation to update, modify, revise, or recategorize the information provided herein, or to notify any third party should the information be updated, modified, revised, or recategorized, except as required by applicable law or order of the Bankruptcy Court.

The MOR generally attributes liabilities as reflected on the Debtors’ books and records. In instances where it is unknown against which Debtor a liability is asserted, the Debtors have included the corresponding liability at Vertex Energy, Inc.

2.	Reporting Period:

Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

3.	Part 1:

In Part 1b, the Debtors have included the Intercompany Transfers in Receipts to allow for a reconciliation of the cash activity in the MOR and avoid inclusion in the quarterly fee calculation. Refer to Exhibit 1 for the breakdown of the Cash Receipts and the Intercompany Transfers by account.

MOR Notes
In re: Vertex Energy, Inc., et al	Case No. (Jointly Administered): 24-90507
Reporting Date: 9/25/2024 – 9/30/2024

4.	Part 2:

Intercompany payables/receipts are included in the Total Asset balances of the Debtor entities. Intercompany payables may result in certain entities’ Total Assets balance to be negative.

The inventory valuation methodology utilized is consistent with historical practices. For Vertex Refining Alabama LLC, feedstock and product inventories are valued at the lower of cost or net realizable value using the weighted average inventory accounting method. Estimating the net realizable value of inventory requires management assumptions about the timing of sales and the expected proceeds that will be realized for these sales. For the remaining entities, the inventory is valued at the lower of cost or net realizable value using the first-in, first-out (“FIFO”) accounting method.

The Debtors continue to pay postpetition invoices in the ordinary course of business.

Prepetition liabilities reflect liabilities included in Liabilities Subject to Compromise on the Debtors’ balance sheets as Prepetition Unsecured Debt, as well as other liabilities which may be uncompromised pursuant to the relief granted via the Debtors’ various final first day orders.

Prepetition and postpetition liability balances are an estimate given the Petition Date did not occur at month end. The Debtors have sought to allocate liabilities between the prepetition and postpetition periods based on the information and research that was conducted in connection with the preparation of the MOR. As additional information becomes available and further research is conducted, the allocation of liabilities between prepetition and postpetition periods may change. The Debtors reserve the right to amend the balances as they deem appropriate in this regard.

The amounts listed as “Prepetition Unsecured Debt,” “Prepetition Priority Debt” and “Prepetition Secured Debt” are a preliminary estimate, and amounts are still being reviewed and reconciled by the Debtors. All amounts and classifications are subject to material adjustments. Listing a claim as secured, priority, or unsecured does not constitute an admission by the Debtors of the legal rights of the claimant.

For purposes of these reports, the Prepetition Secured Debt related to the DIP financing and term loan is listed at Vertex Energy, Inc. and is not listed at the other Debtors entities who are each guarantors on the secured debt. Further, the Prepetition Secured Debt related to the Intermediation Agreement is listed at Vertex Refining Alabama LLC and is not listed at the other Debtors entities who are guarantors on the secured debt.

5.	Part 4:

Amounts included in the Income Statement (Statement of Operations) are estimates given the Petition Date and did not occur at month end.

MOR Notes
In re: Vertex Energy, Inc., et al	Case No. (Jointly Administered): 24-90507
Reporting Date: 9/25/2024 – 9/30/2024

Cost of goods sold in Part 4b is inclusive of depreciation and amortization. This is consistent with the presentation in Exhibit 3.

Interest in Part 4h includes both interest expense and interest income.

Local and state taxes are included in within the selling, general, and administrative expenses in Exhibit 3. This is consistent with how the Company presents the data in their consolidated financial statements. Selling, general and administrative expenses are grouped together within the Company’s consolidated financial statements therefore the entire balance is included in Part 4e General and administrative expenses.

6.	Part 6:

Amounts included in Postpetition taxes are estimates given the Petition Date and did not occur at month end.

Postpetition accrued property taxes are included in Part 6f (Postpetition other taxes accrued (local, state, and federal)). Any payments on postpetition property taxes have been included in Part 6e. Postpetition employer payroll taxes accrued and postpetition payroll taxes paid, in Part 6c and 6d, relate to the legal entity where the taxes are allocated based on employee resource allocation, which can differ from the legal entity to which the employee is dedicated.

7.	Part 7:

Regarding Part 7a, the Bankruptcy Court entered orders (the “First Day Orders”) authorizing, but not directing, the Debtors to, among other things, pay certain prepetition (a) 503(b)(9) claims, critical vendor claims, and lienholder claims, (b) insurance obligations, (c) employee wages, salaries, other compensation, and reimbursable expenses, and (d) certain taxes, fees, and regulatory obligations. Where applicable, details of these payments have been delivered to the required notice parties pursuant to the reporting requirements contained within the applicable final First Day Orders.

Regarding Part 7a and 7g, the Debtors obtained, and the Bankruptcy Court approved, postpetition financing on a final basis on October 29, 2024 [Docket No. 332] (the “Final DIP Order” and such financing, the “DIP Financing”) to fund, among other things, the Debtors’ business operations and these chapter 11 cases. The DIP Financing is described in detail in the Debtors’ motion to approve the Final DIP Order [Docket No. 20] and the DIP Order.

Regarding Part 7i, five (5) entities have employees. Therefore, these are the only Debtor entities that have workers’ compensation insurance.

8.	Part 8:

Not applicable.

MOR Notes
In re: Vertex Energy, Inc., et al	Case No. (Jointly Administered): 24-90507
Reporting Date: 9/25/2024 – 9/30/2024

9.	Reservation of Rights:

The Debtors reserve all rights to amend the MOR as may be necessary or appropriate; provided, that the Debtors and their directors, managers, officers, agents, attorneys, and advisors expressly do not undertake any obligation to update, modify, revise, or recategorize the information provided herein, or to notify any third party should the information be updated, modified, revised, or recategorized, except as required by applicable law or order of the Bankruptcy Court.

Exhibit - 1

In re: Vertex Energy, Inc., et al	Case No. (Jointly Administered):	24-90507
	Reporting Period:	9/25/2024 - 9/30/2024

Statement of Cash Receipts and Disbursements

Debtor	Case Number	Cash Balance Beg. of Month (9/25)	Cash Receipts Current Month	Cash Disbursements Current Month	Intercompany Transfers (1)	Cash Balance EOM
Vertex Energy, Inc.	24-90507	$276,968	$3,571	$(17,975)	$901	$263,465
Vertex Refining Alabama LLC	24-90522	847,100	7,328,809	(22,360,696)	15,000,000	815,213
Vertex Renewables Alabama LLC	24-90527	166,687	—	—	—	166,687
Vertex Refining Myrtle Grove LLC	24-90524	43,278	51,391	(4,479)	—	90,190
Vertex Marine Fuel Services LLC	24-90518	666,362	369,873	—	—	1,036,235
Crystal Energy, LLC	24-90511	493	—	—	—	493
Vertex Refining LA, LLC	24-90523	250	—	(127,208)	127,208	250
Vertex Refining Texas LLC	24-90526	—	—	—	—	—
Cedar Marine Terminals, L.P.	24-90509	—	—	—	—	—
Crossroad Carriers, L.P.	24-90510	—	—	(12,079)	12,079	—
Vertex Recovery, L.P.	24-90517	—	—	(518)	518	—
H&H Oil, L.P.	24-90512	—	—	(85)	85	—
Vertex Recovery Management, LLC	24-90520	—	—	—	—	—
Vertex Energy Operating, LLC	24-90506	2,609,743	39,486,842	(160,803)	(15,140,791)	26,794,991
Vertex Renewables, LLC	24-90528	—	—	—	—	—
Vertex Acquisition Sub, LLC	24-90516	—	—	—	—	—
Vertex Splitter Corporation	24-90529	—	—	—	—	—
Vertex Refining NV, LLC	24-90525	—	—	—	—	—
Bango Oil LLC	24-90508	—	—	—	—	—
Vertex II GP, LLC	24-90521	—	—	—	—	—
Tensile-Myrtle Grove Acquisition Corporation	24-90515	—	—	—	—	—
Vertex Merger Sub, LLC	24-90519	—	—	—	—	—
Tensile-Heartland Acquisition Corporation	24-90514	—	—	—	—	—
HPRM LLC	24-90513	—	—	—	—	—
Total Cash Receipts and Cash Disbursements		$4,610,881	$47,240,486	$(22,683,843)	$—	$29,167,524

1. In MOR form, intercompany transfers between debtors are included in Receipts to avoid inclusion in quarterly fee calculation.

UST Form 11-MOR (12/01/2021)	1

UST Form 11-MOR (12/01/2021)

UST Form 11-MOR (12/01/2021)

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Vertex Energy Operating, LLC	§	Case No.	24-90506
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Vertex Energy Operating, LLC	Case No.	24-90506

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$2,609,743
b.	Total receipts (net of transfers between accounts)	$24,346,051	$24,346,051
c.	Total disbursements (net of transfers between accounts)	$160,803	$160,803
d.	Cash balance end of month (a+b-c)	$26,794,991

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$160,803	$160,803

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$0
d	Total current assets	$26,794,991
e.	Total assets	$31,137,212
f.	Postpetition payables (excluding taxes)	$-1,612
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$-1,612
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$3,931,531
n.	Total liabilities (debt) (j+k+l+m)	$3,929,919
o.	Ending equity/net worth (e-n)	$27,207,293

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$0
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0
c.	Gross profit (a-b)	$0
d.	Selling expenses	$0
e.	General and administrative expenses	$0
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$0
h.	Interest	$0
i.	Taxes (local, state, and federal)	$0
j.	Reorganization items	$0
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Vertex Energy Operating, LLC	Case No.	24-90506

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Vertex Energy Operating, LLC	Case No.	24-90506

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Vertex Energy Operating, LLC	Case No.	24-90506

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Vertex Energy Operating, LLC	Case No.	24-90506

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Vertex Energy Operating, LLC	Case No.	24-90506

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Vertex Energy Operating, LLC	Case No.	24-90506

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☒ No ☐
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☒ No ☐
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☒ No ☐
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		Casualty/property insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
		General liability insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Vertex Energy Operating, LLC	Case No.	24-90506

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Vertex Energy Operating, LLC	Case No.	24-90506

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Vertex Energy Operating, LLC	Case No.	24-90506

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Vertex Energy Operating, LLC	Case No.	24-90506

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Vertex Energy, Inc.	§	Case No.	24-90507
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	201

Debtor’s Full-Time Employees (as of date of order for relief):	201

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Vertex Energy, Inc.	Case No.	24-90507

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$276,968
b.	Total receipts (net of transfers between accounts)	$4,472	$4,472
c.	Total disbursements (net of transfers between accounts)	$17,975	$17,975
d.	Cash balance end of month (a+b-c)	$263,465

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$17,975	$17,975

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$749,788
b.	Accounts receivable over 90 days outstanding (net of allowance)	$131,223
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$793,260
d	Total current assets	$214,048,472
e.	Total assets	$448,847,394
f.	Postpetition payables (excluding taxes)	$82,563,193
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$72,181
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$82,635,374
k.	Prepetition secured debt	$201,052,180
l.	Prepetition priority debt	$1,042,666
m.	Prepetition unsecured debt	$27,587,687
n.	Total liabilities (debt) (j+k+l+m)	$312,317,908
o.	Ending equity/net worth (e-n)	$136,529,487

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$-40,560
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$2,839
c.	Gross profit (a-b)	$-43,399
d.	Selling expenses	$0
e.	General and administrative expenses	$2,980,268
f.	Other expenses	$-997,541
g.	Depreciation and/or amortization (not included in 4b)	$15,901
h.	Interest	$949,955
i.	Taxes (local, state, and federal)	$72,181
j.	Reorganization items	$2,047,572
k.	Profit (loss)	$-5,111,736	$-5,111,736

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Vertex Energy, Inc.	Case No.	24-90507

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Vertex Energy, Inc.	Case No.	24-90507

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Vertex Energy, Inc.	Case No.	24-90507

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Vertex Energy, Inc.	Case No.	24-90507

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Vertex Energy, Inc.	Case No.	24-90507

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Vertex Energy, Inc.	Case No.	24-90507

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$5,481	$5,481
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$66,700	$66,700
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☒ No ☐
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☒ No ☐
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☒ No ☐
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
		Casualty/property insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
		General liability insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Vertex Energy, Inc.	Case No.	24-90507

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Vertex Energy, Inc.	Case No.	24-90507

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Vertex Energy, Inc.	Case No.	24-90507

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Vertex Energy, Inc.	Case No.	24-90507

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Bango Oil LLC	§	Case No.	24-90508
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Bango Oil LLC	Case No.	24-90508

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$0
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0
c.	Gross profit (a-b)	$0
d.	Selling expenses	$0
e.	General and administrative expenses	$0
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$0
h.	Interest	$0
i.	Taxes (local, state, and federal)	$0
j.	Reorganization items	$0
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Bango Oil LLC	Case No.	24-90508

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Bango Oil LLC	Case No.	24-90508

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Bango Oil LLC	Case No.	24-90508

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Bango Oil LLC	Case No.	24-90508

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Bango Oil LLC	Case No.	24-90508

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Bango Oil LLC	Case No.	24-90508

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐ No ☒
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☐ No ☒
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐ No ☒
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		Casualty/property insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		General liability insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Bango Oil LLC	Case No.	24-90508

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Bango Oil LLC	Case No.	24-90508

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Bango Oil LLC	Case No.	24-90508

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Bango Oil LLC	Case No.	24-90508

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Cedar Marine Terminals, LP	§	Case No.	24-90509
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Cedar Marine Terminals, LP	Case No.	24-90509

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$6,993,530
f.	Postpetition payables (excluding taxes)	$47,760
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$838
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$48,598
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$79,965
m.	Prepetition unsecured debt	$1,943,252
n.	Total liabilities (debt) (j+k+l+m)	$2,071,815
o.	Ending equity/net worth (e-n)	$4,921,715

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$0
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$31,935
c.	Gross profit (a-b)	$-31,935
d.	Selling expenses	$0
e.	General and administrative expenses	$11,950
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$0
h.	Interest	$0
i.	Taxes (local, state, and federal)	$838
j.	Reorganization items	$0
k.	Profit (loss)	$-44,723	$-44,723

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Cedar Marine Terminals, LP	Case No.	24-90509

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Cedar Marine Terminals, LP	Case No.	24-90509

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Cedar Marine Terminals, LP	Case No.	24-90509

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Cedar Marine Terminals, LP	Case No.	24-90509

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Cedar Marine Terminals, LP	Case No.	24-90509

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Cedar Marine Terminals, LP	Case No.	24-90509

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$838	$838
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☒ No ☐
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☒ No ☐
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☒ No ☐
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		Casualty/property insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
		General liability insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Cedar Marine Terminals, LP	Case No.	24-90509

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Cedar Marine Terminals, LP	Case No.	24-90509

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Cedar Marine Terminals, LP	Case No.	24-90509

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Cedar Marine Terminals, LP	Case No.	24-90509

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Crossroad Carriers, L.P.	§	Case No.	24-90510
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Crossroad Carriers, L.P.	Case No.	24-90510

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0
b.	Total receipts (net of transfers between accounts)	$12,079	$12,079
c.	Total disbursements (net of transfers between accounts)	$12,079	$12,079
d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$12,079	$12,079

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$372,954
f.	Postpetition payables (excluding taxes)	$4,739
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$347
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$5,086
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$17,984
m.	Prepetition unsecured debt	$46,657
n.	Total liabilities (debt) (j+k+l+m)	$69,727
o.	Ending equity/net worth (e-n)	$303,228

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$0
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$-3,240
c.	Gross profit (a-b)	$3,240
d.	Selling expenses	$0
e.	General and administrative expenses	$-4,214
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$0
h.	Interest	$0
i.	Taxes (local, state, and federal)	$347
j.	Reorganization items	$0
k.	Profit (loss)	$7,108	$7,108

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Crossroad Carriers, L.P.	Case No.	24-90510

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Crossroad Carriers, L.P.	Case No.	24-90510

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Crossroad Carriers, L.P.	Case No.	24-90510

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Crossroad Carriers, L.P.	Case No.	24-90510

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Crossroad Carriers, L.P.	Case No.	24-90510

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Crossroad Carriers, L.P.	Case No.	24-90510

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$347	$347
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☒ No ☐
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☒ No ☐
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☒ No ☐
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		Casualty/property insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
		General liability insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Crossroad Carriers, L.P.	Case No.	24-90510

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Crossroad Carriers, L.P.	Case No.	24-90510

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Crossroad Carriers, L.P.	Case No.	24-90510

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Crossroad Carriers, L.P.	Case No.	24-90510

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Crystal Energy, LLC	§	Case No.	24-90511
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Crystal Energy, LLC	Case No.	24-90511

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$493
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$493
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$0
d	Total current assets	$1,177,117
e.	Total assets	$1,181,215
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$2,633
n.	Total liabilities (debt) (j+k+l+m)	$2,633
o.	Ending equity/net worth (e-n)	$1,178,583

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$0
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0
c.	Gross profit (a-b)	$0
d.	Selling expenses	$0
e.	General and administrative expenses	$0
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$0
h.	Interest	$0
i.	Taxes (local, state, and federal)	$0
j.	Reorganization items	$0
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Crystal Energy, LLC	Case No.	24-90511

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Crystal Energy, LLC	Case No.	24-90511

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Crystal Energy, LLC	Case No.	24-90511

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Crystal Energy, LLC	Case No.	24-90511

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Crystal Energy, LLC	Case No.	24-90511

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Crystal Energy, LLC	Case No.	24-90511

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☒ No ☐
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☒ No ☐
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☒ No ☐
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		Casualty/property insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
		General liability insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Crystal Energy, LLC	Case No.	24-90511

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Crystal Energy, LLC	Case No.	24-90511

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Crystal Energy, LLC	Case No.	24-90511

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Crystal Energy, LLC	Case No.	24-90511

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. H&H Oil, L.P.	§	Case No.	24-90512
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	H&H Oil, L.P.	Case No.	24-90512

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0
b.	Total receipts (net of transfers between accounts)	$85	$85
c.	Total disbursements (net of transfers between accounts)	$85	$85
d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$85	$85

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$198,473
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$471,230
d	Total current assets	$948,316
e.	Total assets	$9,132,979
f.	Postpetition payables (excluding taxes)	$116,787
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$7,533
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$124,320
k.	Prepetition secured debt	$126,132
l.	Prepetition priority debt	$534,084
m.	Prepetition unsecured debt	$2,685,905
n.	Total liabilities (debt) (j+k+l+m)	$3,470,440
o.	Ending equity/net worth (e-n)	$5,662,538

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$57,135
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$58,250
c.	Gross profit (a-b)	$-1,115
d.	Selling expenses	$0
e.	General and administrative expenses	$119,136
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$2,267
h.	Interest	$278
i.	Taxes (local, state, and federal)	$7,533
j.	Reorganization items	$0
k.	Profit (loss)	$-130,328	$-130,328

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	H&H Oil, L.P.	Case No.	24-90512

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	H&H Oil, L.P.	Case No.	24-90512

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	H&H Oil, L.P.	Case No.	24-90512

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	H&H Oil, L.P.	Case No.	24-90512

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	H&H Oil, L.P.	Case No.	24-90512

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	H&H Oil, L.P.	Case No.	24-90512

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$7,533	$7,533
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☒ No ☐
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☒ No ☐
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☒ No ☐
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		Casualty/property insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
		General liability insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	H&H Oil, L.P.	Case No.	24-90512

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	H&H Oil, L.P.	Case No.	24-90512

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	H&H Oil, L.P.	Case No.	24-90512

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	H&H Oil, L.P.	Case No.	24-90512

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. HPRM LLC	§	Case No.	24-90513
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	HPRM LLC	Case No.	24-90513

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$0
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0
c.	Gross profit (a-b)	$0
d.	Selling expenses	$0
e.	General and administrative expenses	$0
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$0
h.	Interest	$0
i.	Taxes (local, state, and federal)	$0
j.	Reorganization items	$0
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	HPRM LLC	Case No.	24-90513

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	HPRM LLC	Case No.	24-90513

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	HPRM LLC	Case No.	24-90513

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	HPRM LLC	Case No.	24-90513

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	HPRM LLC	Case No.	24-90513

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	HPRM LLC	Case No.	24-90513

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐ No ☒
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☐ No ☒
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐ No ☒
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		Casualty/property insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		General liability insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	HPRM LLC	Case No.	24-90513

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	HPRM LLC	Case No.	24-90513

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	HPRM LLC	Case No.	24-90513

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	HPRM LLC	Case No.	24-90513

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Tensile-Heartland Acquisition Corporation	§	Case No.	24-90514
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Tensile-Heartland Acquisition Corporation	Case No.	24-90514

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$0
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0
c.	Gross profit (a-b)	$0
d.	Selling expenses	$0
e.	General and administrative expenses	$0
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$0
h.	Interest	$0
i.	Taxes (local, state, and federal)	$0
j.	Reorganization items	$0
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Tensile-Heartland Acquisition Corporation	Case No.	24-90514

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Tensile-Heartland Acquisition Corporation	Case No.	24-90514

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Tensile-Heartland Acquisition Corporation	Case No.	24-90514

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Tensile-Heartland Acquisition Corporation	Case No.	24-90514

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Tensile-Heartland Acquisition Corporation	Case No.	24-90514

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Tensile-Heartland Acquisition Corporation	Case No.	24-90514

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐ No ☒
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☐ No ☒
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐ No ☒
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		Casualty/property insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		General liability insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Tensile-Heartland Acquisition Corporation	Case No.	24-90514

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Tensile-Heartland Acquisition Corporation	Case No.	24-90514

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Tensile-Heartland Acquisition Corporation	Case No.	24-90514

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Tensile-Heartland Acquisition Corporation	Case No.	24-90514

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Tensile-Myrtle Grove Acquisition Corporation	§	Case No.	24-90515
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Tensile-Myrtle Grove Acquisition Corporation	Case No.	24-90515

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$0
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0
c.	Gross profit (a-b)	$0
d.	Selling expenses	$0
e.	General and administrative expenses	$0
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$0
h.	Interest	$0
i.	Taxes (local, state, and federal)	$0
j.	Reorganization items	$0
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Tensile-Myrtle Grove Acquisition Corporation	Case No.	24-90515

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Tensile-Myrtle Grove Acquisition Corporation	Case No.	24-90515

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Tensile-Myrtle Grove Acquisition Corporation	Case No.	24-90515

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Tensile-Myrtle Grove Acquisition Corporation	Case No.	24-90515

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Tensile-Myrtle Grove Acquisition Corporation	Case No.	24-90515

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Tensile-Myrtle Grove Acquisition Corporation	Case No.	24-90515

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐ No ☒
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☐ No ☒
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐ No ☒
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		Casualty/property insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		General liability insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Tensile-Myrtle Grove Acquisition Corporation	Case No.	24-90515

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Tensile-Myrtle Grove Acquisition Corporation	Case No.	24-90515

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Tensile-Myrtle Grove Acquisition Corporation	Case No.	24-90515

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Tensile-Myrtle Grove Acquisition Corporation	Case No.	24-90515

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Vertex Acquisition Sub, LLC	§	Case No.	24-90516
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Vertex Acquisition Sub, LLC	Case No.	24-90516

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$0
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0
c.	Gross profit (a-b)	$0
d.	Selling expenses	$0
e.	General and administrative expenses	$0
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$0
h.	Interest	$0
i.	Taxes (local, state, and federal)	$0
j.	Reorganization items	$0
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Vertex Acquisition Sub, LLC	Case No.	24-90516

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Vertex Acquisition Sub, LLC	Case No.	24-90516

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Vertex Acquisition Sub, LLC	Case No.	24-90516

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Vertex Acquisition Sub, LLC	Case No.	24-90516

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Vertex Acquisition Sub, LLC	Case No.	24-90516

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Vertex Acquisition Sub, LLC	Case No.	24-90516

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐ No ☒
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☐ No ☒
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐ No ☒
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		Casualty/property insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		General liability insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Vertex Acquisition Sub, LLC	Case No.	24-90516

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Vertex Acquisition Sub, LLC	Case No.	24-90516

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Vertex Acquisition Sub, LLC	Case No.	24-90516

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Vertex Acquisition Sub, LLC	Case No.	24-90516

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Vertex Recovery, L.P.	§	Case No.	24-90517
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Vertex Recovery, L.P.	Case No.	24-90517

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0
b.	Total receipts (net of transfers between accounts)	$518	$518
c.	Total disbursements (net of transfers between accounts)	$518	$518
d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$518	$518

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$110,031
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$272,759
d	Total current assets	$384,642
e.	Total assets	$1,960,782
f.	Postpetition payables (excluding taxes)	$15,041
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$891
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$15,932
k.	Prepetition secured debt	$11,233
l.	Prepetition priority debt	$56,423
m.	Prepetition unsecured debt	$493,358
n.	Total liabilities (debt) (j+k+l+m)	$576,946
o.	Ending equity/net worth (e-n)	$1,383,836

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$68,319
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$52,543
c.	Gross profit (a-b)	$15,776
d.	Selling expenses	$0
e.	General and administrative expenses	$9,957
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$0
h.	Interest	$22
i.	Taxes (local, state, and federal)	$891
j.	Reorganization items	$0
k.	Profit (loss)	$4,905	$4,905

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Vertex Recovery, L.P.	Case No.	24-90517

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Vertex Recovery, L.P.	Case No.	24-90517

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Vertex Recovery, L.P.	Case No.	24-90517

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Vertex Recovery, L.P.	Case No.	24-90517

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Vertex Recovery, L.P.	Case No.	24-90517

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Vertex Recovery, L.P.	Case No.	24-90517

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$891	$891
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☒ No ☐
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☒ No ☐
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☒ No ☐
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		Casualty/property insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
		General liability insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Vertex Recovery, L.P.	Case No.	24-90517

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Vertex Recovery, L.P.	Case No.	24-90517

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Vertex Recovery, L.P.	Case No.	24-90517

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Vertex Recovery, L.P.	Case No.	24-90517

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Vertex Marine Fuel Services LLC	§	Case No.	24-90518
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	9

Debtor’s Full-Time Employees (as of date of order for relief):	9

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Vertex Marine Fuel Services LLC	Case No.	24-90518

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$666,362
b.	Total receipts (net of transfers between accounts)	$369,873	$369,873
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$1,036,235

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$1,840,009
b.	Accounts receivable over 90 days outstanding (net of allowance)	$17,994
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$538,139
d	Total current assets	$103,441
e.	Total assets	$1,191,253
f.	Postpetition payables (excluding taxes)	$24,472
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$1,317
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$25,788
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$114,188
m.	Prepetition unsecured debt	$416,225
n.	Total liabilities (debt) (j+k+l+m)	$556,201
o.	Ending equity/net worth (e-n)	$635,052

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$460,243
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$405,559
c.	Gross profit (a-b)	$54,684
d.	Selling expenses	$0
e.	General and administrative expenses	$25,852
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$0
h.	Interest	$0
i.	Taxes (local, state, and federal)	$1,317
j.	Reorganization items	$0
k.	Profit (loss)	$27,515	$27,515

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Vertex Marine Fuel Services LLC	Case No.	24-90518

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Vertex Marine Fuel Services LLC	Case No.	24-90518

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Vertex Marine Fuel Services LLC	Case No.	24-90518

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Vertex Marine Fuel Services LLC	Case No.	24-90518

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Vertex Marine Fuel Services LLC	Case No.	24-90518

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Vertex Marine Fuel Services LLC	Case No.	24-90518

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$855	$855
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$462	$462
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☒ No ☐
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☒ No ☐
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☒ No ☐
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
		Casualty/property insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
		General liability insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Vertex Marine Fuel Services LLC	Case No.	24-90518

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Vertex Marine Fuel Services LLC	Case No.	24-90518

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Vertex Marine Fuel Services LLC	Case No.	24-90518

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Vertex Marine Fuel Services LLC	Case No.	24-90518

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Vertex Merger Sub, LLC	§	Case No.	24-90519
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Vertex Merger Sub, LLC	Case No.	24-90519

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$0
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0
c.	Gross profit (a-b)	$0
d.	Selling expenses	$0
e.	General and administrative expenses	$0
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$0
h.	Interest	$0
i.	Taxes (local, state, and federal)	$0
j.	Reorganization items	$0
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Vertex Merger Sub, LLC	Case No.	24-90519

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Vertex Merger Sub, LLC	Case No.	24-90519

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Vertex Merger Sub, LLC	Case No.	24-90519

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Vertex Merger Sub, LLC	Case No.	24-90519

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Vertex Merger Sub, LLC	Case No.	24-90519

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Vertex Merger Sub, LLC	Case No.	24-90519

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐ No ☒
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☐ No ☒
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐ No ☒
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		Casualty/property insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		General liability insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Vertex Merger Sub, LLC	Case No.	24-90519

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Vertex Merger Sub, LLC	Case No.	24-90519

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Vertex Merger Sub, LLC	Case No.	24-90519

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Vertex Merger Sub, LLC	Case No.	24-90519

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Vertex Recovery Management, LLC	§	Case No.	24-90520
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Vertex Recovery Management, LLC	Case No.	24-90520

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$2,255
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$138
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$2,393
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$21,318
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$23,712
o.	Ending equity/net worth (e-n)	$-23,712

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$0
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0
c.	Gross profit (a-b)	$0
d.	Selling expenses	$0
e.	General and administrative expenses	$3,228
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$0
h.	Interest	$0
i.	Taxes (local, state, and federal)	$138
j.	Reorganization items	$0
k.	Profit (loss)	$-3,366	$-3,366

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Vertex Recovery Management, LLC	Case No.	24-90520

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Vertex Recovery Management, LLC	Case No.	24-90520

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Vertex Recovery Management, LLC	Case No.	24-90520

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Vertex Recovery Management, LLC	Case No.	24-90520

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Vertex Recovery Management, LLC	Case No.	24-90520

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Vertex Recovery Management, LLC	Case No.	24-90520

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$138	$138
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☒ No ☐
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☒ No ☐
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☒ No ☐
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		Casualty/property insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
		General liability insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Vertex Recovery Management, LLC	Case No.	24-90520

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Vertex Recovery Management, LLC	Case No.	24-90520

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Vertex Recovery Management, LLC	Case No.	24-90520

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Vertex Recovery Management, LLC	Case No.	24-90520

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Vertex II GP, LLC	§	Case No.	24-90521
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Vertex II GP, LLC	Case No.	24-90521

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$0
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0
c.	Gross profit (a-b)	$0
d.	Selling expenses	$0
e.	General and administrative expenses	$0
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$0
h.	Interest	$0
i.	Taxes (local, state, and federal)	$0
j.	Reorganization items	$0
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Vertex II GP, LLC	Case No.	24-90521

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Vertex II GP, LLC	Case No.	24-90521

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Vertex II GP, LLC	Case No.	24-90521

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Vertex II GP, LLC	Case No.	24-90521

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Vertex II GP, LLC	Case No.	24-90521

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Vertex II GP, LLC	Case No.	24-90521

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐ No ☒
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☐ No ☒
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐ No ☒
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		Casualty/property insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		General liability insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Vertex II GP, LLC	Case No.	24-90521

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Vertex II GP, LLC	Case No.	24-90521

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Vertex II GP, LLC	Case No.	24-90521

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Vertex II GP, LLC	Case No.	24-90521

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Vertex Refining Alabama LLC	§	Case No.	24-90522
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	200

Debtor’s Full-Time Employees (as of date of order for relief):	200

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Vertex Refining Alabama LLC	Case No.	24-90522

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$847,100
b.	Total receipts (net of transfers between accounts)	$22,328,809	$22,328,809
c.	Total disbursements (net of transfers between accounts)	$22,360,696	$22,360,696
d.	Cash balance end of month (a+b-c)	$815,213

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$22,360,696	$22,360,696

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$3,004,025
b.	Accounts receivable over 90 days outstanding (net of allowance)	$203,195
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$134,375,011
d	Total current assets	$-6,644,063
e.	Total assets	$523,893,037
f.	Postpetition payables (excluding taxes)	$198,366,573
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$420,520
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$198,787,093
k.	Prepetition secured debt	$24,101,420
l.	Prepetition priority debt	$5,777,434
m.	Prepetition unsecured debt	$140,259,069
n.	Total liabilities (debt) (j+k+l+m)	$368,925,017
o.	Ending equity/net worth (e-n)	$154,968,020

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$18,119,820
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$21,822,897
c.	Gross profit (a-b)	$-3,703,077
d.	Selling expenses	$0
e.	General and administrative expenses	$1,919,042
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$52,349
h.	Interest	$287,985
i.	Taxes (local, state, and federal)	$420,520
j.	Reorganization items	$0
k.	Profit (loss)	$-6,382,974	$-6,382,974

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Vertex Refining Alabama LLC	Case No.	24-90522

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Vertex Refining Alabama LLC	Case No.	24-90522

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Vertex Refining Alabama LLC	Case No.	24-90522

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Vertex Refining Alabama LLC	Case No.	24-90522

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Vertex Refining Alabama LLC	Case No.	24-90522

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Vertex Refining Alabama LLC	Case No.	24-90522

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$97,700	$97,700
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$322,616	$322,616
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☒ No ☐
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☒ No ☐
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☒ No ☐
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
		Casualty/property insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
		General liability insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Vertex Refining Alabama LLC	Case No.	24-90522

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Vertex Refining Alabama LLC	Case No.	24-90522

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Vertex Refining Alabama LLC	Case No.	24-90522

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Vertex Refining Alabama LLC	Case No.	24-90522

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Vertex Refining LA, LLC	§	Case No.	24-90523
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	39

Debtor’s Full-Time Employees (as of date of order for relief):	39

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Vertex Refining LA, LLC	Case No.	24-90523

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$250
b.	Total receipts (net of transfers between accounts)	$127,208	$127,208
c.	Total disbursements (net of transfers between accounts)	$127,208	$127,208
d.	Cash balance end of month (a+b-c)	$250

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$127,208	$127,208

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$2,250,292
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$5,184,493
d	Total current assets	$7,498,525
e.	Total assets	$45,263,756
f.	Postpetition payables (excluding taxes)	$570,959
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$3,271
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$574,230
k.	Prepetition secured debt	$27,075
l.	Prepetition priority debt	$363,431
m.	Prepetition unsecured debt	$29,672,285
n.	Total liabilities (debt) (j+k+l+m)	$30,637,022
o.	Ending equity/net worth (e-n)	$14,626,734

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$1,623,850
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$1,365,526
c.	Gross profit (a-b)	$258,324
d.	Selling expenses	$0
e.	General and administrative expenses	$72,101
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$2,541
h.	Interest	$51
i.	Taxes (local, state, and federal)	$3,271
j.	Reorganization items	$0
k.	Profit (loss)	$180,361	$180,361

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Vertex Refining LA, LLC	Case No.	24-90523

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Vertex Refining LA, LLC	Case No.	24-90523

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Vertex Refining LA, LLC	Case No.	24-90523

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Vertex Refining LA, LLC	Case No.	24-90523

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Vertex Refining LA, LLC	Case No.	24-90523

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Vertex Refining LA, LLC	Case No.	24-90523

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$3,271	$3,271
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions) Yes No	Yes ☒ No ☐
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☒ No ☐
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☒ No ☐
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
		Casualty/property insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
		General liability insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Vertex Refining LA, LLC	Case No.	24-90523

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Vertex Refining LA, LLC	Case No.	24-90523

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Vertex Refining LA, LLC	Case No.	24-90523

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Vertex Refining LA, LLC	Case No.	24-90523

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Vertex Refining Myrtle Grove LLC	§	Case No.	24-90524
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	33

Debtor’s Full-Time Employees (as of date of order for relief):	33

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Vertex Refining Myrtle Grove LLC	Case No.	24-90524

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$43,278
b.	Total receipts (net of transfers between accounts)	$51,391	$51,391
c.	Total disbursements (net of transfers between accounts)	$4,479	$4,479
d.	Cash balance end of month (a+b-c)	$90,190

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$4,479	$4,479

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$276,861
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$1,929,166
d	Total current assets	$-9,859,550
e.	Total assets	$4,204,388
f.	Postpetition payables (excluding taxes)	$266,707
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$11,111
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$277,818
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$261,396
m.	Prepetition unsecured debt	$1,484,396
n.	Total liabilities (debt) (j+k+l+m)	$2,023,610
o.	Ending equity/net worth (e-n)	$2,180,778

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$203,195
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$212,363
c.	Gross profit (a-b)	$-9,167
d.	Selling expenses	$0
e.	General and administrative expenses	$29,426
f.	Other expenses	$5,034
g.	Depreciation and/or amortization (not included in 4b)	$0
h.	Interest	$0
i.	Taxes (local, state, and federal)	$11,111
j.	Reorganization items	$0
k.	Profit (loss)	$-54,738	$-54,738

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Vertex Refining Myrtle Grove LLC	Case No.	24-90524

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Vertex Refining Myrtle Grove LLC	Case No.	24-90524

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Vertex Refining Myrtle Grove LLC	Case No.	24-90524

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Vertex Refining Myrtle Grove LLC	Case No.	24-90524

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Vertex Refining Myrtle Grove LLC	Case No.	24-90524

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Vertex Refining Myrtle Grove LLC	Case No.	24-90524

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$2,151	$2,151
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$8,960	$8,960
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☒ No ☐
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☒ No ☐
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☒ No ☐
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
		Casualty/property insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
		General liability insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Vertex Refining Myrtle Grove LLC	Case No.	24-90524

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Vertex Refining Myrtle Grove LLC	Case No.	24-90524

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Vertex Refining Myrtle Grove LLC	Case No.	24-90524

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Vertex Refining Myrtle Grove LLC	Case No.	24-90524

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Vertex Refining NV, LLC	§	Case No.	24-90525
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Vertex Refining NV, LLC	Case No.	24-90525

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$0
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0
c.	Gross profit (a-b)	$0
d.	Selling expenses	$0
e.	General and administrative expenses	$0
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$0
h.	Interest	$0
i.	Taxes (local, state, and federal)	$0
j.	Reorganization items	$0
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Vertex Refining NV, LLC	Case No.	24-90525

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Vertex Refining NV, LLC	Case No.	24-90525

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Vertex Refining NV, LLC	Case No.	24-90525

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Vertex Refining NV, LLC	Case No.	24-90525

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Vertex Refining NV, LLC	Case No.	24-90525

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Vertex Refining NV, LLC	Case No.	24-90525

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐ No ☒
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☐ No ☒
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐ No ☒
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		Casualty/property insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		General liability insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Vertex Refining NV, LLC	Case No.	24-90525

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Vertex Refining NV, LLC	Case No.	24-90525

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Vertex Refining NV, LLC	Case No.	24-90525

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Vertex Refining NV, LLC	Case No.	24-90525

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Vertex Refining Texas LLC	§	Case No.	24-90526
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Vertex Refining Texas LLC	Case No.	24-90526

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$851,036
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$625,816
d	Total current assets	$1,476,852
e.	Total assets	$1,476,852
f.	Postpetition payables (excluding taxes)	$87,211
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$6,131
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$93,342
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$11,337
m.	Prepetition unsecured debt	$1,347,457
n.	Total liabilities (debt) (j+k+l+m)	$1,452,136
o.	Ending equity/net worth (e-n)	$24,716

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$168,981
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$188,018
c.	Gross profit (a-b)	$-19,037
d.	Selling expenses	$0
e.	General and administrative expenses	$-2,159
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$0
h.	Interest	$0
i.	Taxes (local, state, and federal)	$6,131
j.	Reorganization items	$0
k.	Profit (loss)	$-23,009	$-23,009

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Vertex Refining Texas LLC	Case No.	24-90526

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Vertex Refining Texas LLC	Case No.	24-90526

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Vertex Refining Texas LLC	Case No.	24-90526

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Vertex Refining Texas LLC	Case No.	24-90526

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Vertex Refining Texas LLC	Case No.	24-90526

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Vertex Refining Texas LLC	Case No.	24-90526

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☒ No ☐
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☒ No ☐
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☒ No ☐
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		Casualty/property insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
		General liability insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Vertex Refining Texas LLC	Case No.	24-90526

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Vertex Refining Texas LLC	Case No.	24-90526

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Vertex Refining Texas LLC	Case No.	24-90526

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Vertex Refining Texas LLC	Case No.	24-90526

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Vertex Renewables Alabama LLC	§	Case No.	24-90527
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Vertex Renewables Alabama LLC	Case No.	24-90527

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$166,687
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$166,687

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$11,918,376
b.	Accounts receivable over 90 days outstanding (net of allowance)	$6,609,511
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$0
d	Total current assets	$1,942,287
e.	Total assets	$15,088,013
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$514,425
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$514,425
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$2,006,148
m.	Prepetition unsecured debt	$541,623
n.	Total liabilities (debt) (j+k+l+m)	$3,062,195
o.	Ending equity/net worth (e-n)	$12,025,818

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$-119,492
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$-344,500
c.	Gross profit (a-b)	$225,008
d.	Selling expenses	$0
e.	General and administrative expenses	$20,838
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$0
h.	Interest	$0
i.	Taxes (local, state, and federal)	$514,425
j.	Reorganization items	$0
k.	Profit (loss)	$-310,255	$-310,255

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Vertex Renewables Alabama LLC	Case No.	24-90527

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Vertex Renewables Alabama LLC	Case No.	24-90527

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Vertex Renewables Alabama LLC	Case No.	24-90527

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Vertex Renewables Alabama LLC	Case No.	24-90527

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Vertex Renewables Alabama LLC	Case No.	24-90527

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Vertex Renewables Alabama LLC	Case No.	24-90527

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$514,425	$514,425
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions) Yes No	Yes ☒ No ☐
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☒ No ☐
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☒ No ☐
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		Casualty/property insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
		General liability insurance?	Yes ☒ No ☐
		If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Vertex Renewables Alabama LLC	Case No.	24-90527

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Vertex Renewables Alabama LLC	Case No.	24-90527

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Vertex Renewables Alabama LLC	Case No.	24-90527

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Vertex Renewables Alabama LLC	Case No.	24-90527

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Vertex Renewables LLC	§	Case No.	24-90528
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Vertex Renewables LLC	Case No.	24-90528

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$0
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0
c.	Gross profit (a-b)	$0
d.	Selling expenses	$0
e.	General and administrative expenses	$0
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$0
h.	Interest	$0
i.	Taxes (local, state, and federal)	$0
j.	Reorganization items	$0
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Vertex Renewables LLC	Case No.	24-90528

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Vertex Renewables LLC	Case No.	24-90528

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Vertex Renewables LLC	Case No.	24-90528

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Vertex Renewables LLC	Case No.	24-90528

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Vertex Renewables LLC	Case No.	24-90528

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Vertex Renewables LLC	Case No.	24-90528

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐ No ☒
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☐ No ☒
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐ No ☒
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		Casualty/property insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		General liability insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Vertex Renewables LLC	Case No.	24-90528

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Vertex Renewables LLC	Case No.	24-90528

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Vertex Renewables LLC	Case No.	24-90528

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Vertex Renewables LLC	Case No.	24-90528

UST Form 11-MOR (12/01/2021)	12

UNITED STATES BANKRUPTCY COURT

             Southern DISTRICT OF Texas

Houston Division

In Re. Vertex Splitter Corporation	§	Case No.	24-90529
§

	§	Lead Case No.	24-90507
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 09/30/2024	Petition Date:	09/24/2024

Months Pending: 0	Industry Classification:	3	2	4	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason Cohen	Jason Cohen

Signature of Responsible Party	Printed Name of Responsible Party

10/31/2024

Date	711 Louisiana Street, Suite 2300, Houston, TX
77002-2770
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name	Vertex Splitter Corporation	Case No.	24-90529

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$0
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0
c.	Gross profit (a-b)	$0
d.	Selling expenses	$0
e.	General and administrative expenses	$0
f.	Other expenses	$0
g.	Depreciation and/or amortization (not included in 4b)	$0
h.	Interest	$0
i.	Taxes (local, state, and federal)	$0
j.	Reorganization items	$0
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name	Vertex Splitter Corporation	Case No.	24-90529

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Debtor’s Name	Vertex Splitter Corporation	Case No.	24-90529

xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii

UST Form 11-MOR (12/01/2021)	4

Debtor’s Name	Vertex Splitter Corporation	Case No.	24-90529

lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Debtor’s Name	Vertex Splitter Corporation	Case No.	24-90529

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxvii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Debtor’s Name	Vertex Splitter Corporation	Case No.	24-90529

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxvii
lxxix
lxxx
lxxxi
lxxxii
lxxxii
lxxxiv
lxxxv
lxxxvi
lxxxvi
lxxxvi
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name	Vertex Splitter Corporation	Case No.	24-90529

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐ No ☒
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒
c.		Were any payments made to or on behalf of insiders?	Yes ☐ No ☒
d.		Are you current on postpetition tax return filings?	Yes ☒ No ☐
e.		Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f.		Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐ No ☒
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒
i.	Do you have:	Worker’s compensation insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		Casualty/property insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
		General liability insurance?	Yes ☐ No ☒
		If yes, are your premiums current?	Yes ☐ No ☐ N/A ☒ (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k.		Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name	Vertex Splitter Corporation	Case No.	24-90529

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Christopher Carlson	Christopher Carlson

Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	10/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name	Vertex Splitter Corporation	Case No.	24-90529

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name	Vertex Splitter Corporation	Case No.	24-90529

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name	Vertex Splitter Corporation	Case No.	24-90529

UST Form 11-MOR (12/01/2021)	12